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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C. 20549

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                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported):  April 21, 1999

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                              HARRAH'S ENTERTAINMENT, INC.
               (Exact name of registrant as specified in its charter)

            DELAWARE                     1-10410                62-1411755
 (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)      File Number)          Identification No.)


            1023 CHERRY ROAD
           MEMPHIS, TENNESSEE                                         38117
(Address of Principal Executive Offices)                            (Zip Code)

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                                   (901) 762-8600
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                (Registrant's telephone number, including area code)


            --------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5.  OTHER EVENTS

         On April 21, 1999, the Registrant reported its first quarter operating results for the quarter ending March 31, 1999. A copy of the earnings press release is attached hereto as Exhibit 99(1).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99(1) Text of press release, dated April 21, 1999, of the Registrant.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HARRAH'S ENTERTAINMENT, INC.


Date:  April 23, 1999                    By: /s/ STEPHEN H. BRAMMELL
                                             --------------------------------
                                             Name: Stephen H. Brammell
                                             Title: Vice President and
                                                    Associate General Counsel







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